CNA Financial Corporation
Supplemental Financial Information

September 30, 2016

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2016	2015	Change	2016	2015	Change
Revenues:
Net earned premiums	$1,767	$1,751	1%	$5,196	$5,173	—%
Net investment income	524	354	48	1,461	1,412	3
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(18)	(56)		(56)	(99)
Other net realized investment gains (losses)	64	7		82	60
Net realized investment gains (losses)	46	(49)		26	(39)
Other revenues	96	97		293	286
Total revenues	2,433	2,153	13	6,976	6,832	2
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,202	1,200		3,949	4,008
Amortization of deferred acquisition costs	314	319		926	936
Other operating expenses	403	362		1,162	1,061
Interest	39	39		119	117
Total claims, benefits and expenses	1,958	1,920	(2)	6,156	6,122	(1)
Income (loss) before income tax	475	233		820	710
Income tax (expense) benefit	(132)	(55)		(202)	(161)
Net income (loss)	$343	$178	93%	$618	$549	13%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2016	2015	2016	2015
Components of Income (Loss)
Net operating income (loss)	$311	$210	$603	$567
Net realized investment gains (losses)	32	(32)	15	(18)
Net income (loss)	$343	$178	$618	$549

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$1.15	$0.77	$2.22	$2.09
Net realized investment gains (losses)	0.11	(0.11)	0.06	(0.06)
Diluted earnings (loss) per share	$1.26	$0.66	$2.28	$2.03

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.5	270.3	270.4	270.2
Diluted	271.2	270.8	271.0	270.7

Return on Equity
Net income (loss) (1)	11.4%	5.8%	6.9%	5.8%
Net operating income (loss) (2)	10.5	6.9	6.7	6.1
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	September 30, 2016	December 31, 2015
Total investments	$46,980	$44,699
Reinsurance receivables, net of allowance for uncollectible receivables	4,577	4,453
Total assets	56,859	55,045
Insurance reserves	37,753	36,486
Debt	2,709	2,560
Total liabilities	44,664	43,289
Accumulated other comprehensive income (loss) (1)	237	(315)
Total stockholders' equity	12,195	11,756

Book value per common share	$45.08	$43.49
Book value per common share excluding AOCI	$44.21	$44.66

Outstanding shares of common stock (in millions of shares)	270.5	270.3

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,871	$10,723

Three months ended September 30	2016	2015
Net cash flows provided (used) by operating activities	$507	$505
Net cash flows provided (used) by investing activities	(437)	(341)
Net cash flows provided (used) by financing activities	(67)	(69)
Net cash flows provided (used) by operating, investing and financing activities	$3	$95

Nine months ended September 30	2016	2015
Net cash flows provided (used) by operating activities	$1,120	$1,045
Net cash flows provided (used) by investing activities	(604)	(254)
Net cash flows provided (used) by financing activities	(605)	(739)
Net cash flows provided (used) by operating, investing and financing activities	$(89)	$52

(1) As of September 30, 2016 and December 31, 2015, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,681 million and $1,111 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of September 30, 2016 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$2,722	$2,474	10%		$8,125	$7,577	7%
Net written premiums	1,624	1,529	6		4,917	4,836	2

Net earned premiums	1,633	1,614	1		4,796	4,762	1
Net investment income	328	171			883	860
Other revenues	100	96			291	272
Total operating revenues	2,061	1,881	10		5,970	5,894	1
Insurance claims and policyholders' benefits	900	842			2,864	2,885
Amortization of deferred acquisition costs	314	313			926	917
Other insurance related expenses	261	228			745	688
Other expenses	88	92			274	241
Total claims, benefits and expenses	1,563	1,475	(6)		4,809	4,731	(2)
Operating income (loss) before income tax	498	406			1,161	1,163
Income tax (expense) benefit on operating income (loss)	(169)	(143)			(396)	(399)
Net operating income (loss)	$329	$263	25%		$765	$764	—%

Other Performance Metrics
Underwriting gain (loss)	$158	$231	(32)%		$261	$272	(4)%

Loss & LAE ratio	54.7%	52.1%	(2.6)	pts	59.4%	60.4%	1.0	pts
Acquisition expense ratio	19.5	19.1	(0.4)		19.4	19.1	(0.3)
Underwriting expense ratio	15.7	14.4	(1.3)		15.5	14.6	(0.9)
Expense ratio	35.2	33.5	(1.7)		34.9	33.7	(1.2)
Dividend ratio	0.5	0.1	(0.4)		0.3	0.2	(0.1)
Combined ratio	90.4%	85.7%	(4.7)		94.6%	94.3%	(0.3)
Combined ratio excluding catastrophes and development	97.5%	95.5%	(2.0)	pts	97.8%	95.9%	(1.9)	pts

Net accident year catastrophe losses incurred	$16	$14			$137	$103
Effect on loss & LAE ratio	1.0%	0.9%	(0.1)	pts	2.8%	2.1%	(0.7)	pts

Net prior year development and other: (favorable) / unfavorable	$(134)	$(175)			$(297)	$(182)
Effect on loss & LAE ratio	(8.1)%	(10.7)%	(2.6)	pts	(6.0)%	(3.7)%	2.3	pts

Rate	—%	1%	(1)	pts	—%	1%	(1)	pts
Retention	83	80	3		84	80	4
New business (1)	$268	$225	19%		$799	$711	12%
(1) Beginning in 2016, new business includes Hardy. New business for Hardy was $40 million and $107 million for three and nine months ended September 30, 2016.

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$1,791	$1,604	12%		$5,120	$4,619	11%
Net written premiums	733	707	4		2,108	2,077	1

Net earned premiums	704	706	—		2,088	2,075	1
Net investment income	140	76			380	365
Other revenues	93	86			269	245
Total operating revenues	937	868	8		2,737	2,685	2
Insurance claims and policyholders' benefits	334	308			1,103	1,155
Amortization of deferred acquisition costs	151	150			443	440
Other insurance related expenses	77	67			225	202
Other expenses	78	73			232	209
Total claims, benefits and expenses	640	598	(7)		2,003	2,006	—
Operating income (loss) before income tax	297	270			734	679
Income tax (expense) benefit on operating income (loss)	(102)	(91)			(248)	(228)
Net operating income (loss)	$195	$179	9%		$486	$451	8%

Other Performance Metrics
Underwriting gain (loss)	$142	$181	(22)%		$317	$278	14%

Loss & LAE ratio	46.8%	43.5%	(3.3)	pts	52.6%	55.5%	2.9	pts
Acquisition expense ratio	20.0	19.6	(0.4)		20.0	19.7	(0.3)
Underwriting expense ratio	12.5	11.2	(1.3)		12.0	11.2	(0.8)
Expense ratio	32.5	30.8	(1.7)		32.0	30.9	(1.1)
Dividend ratio	0.6	0.1	(0.5)		0.3	0.2	(0.1)
Combined ratio	79.9%	74.4%	(5.5)		84.9%	86.6%	1.7
Combined ratio excluding catastrophes and development	95.6%	92.5%	(3.1)	pts	94.8%	93.0%	(1.8)	pts

Net accident year catastrophe losses incurred	$1	$3			$14	$15
Effect on loss & LAE ratio	0.2%	0.5%	0.3	pts	0.7%	0.7%	—	pts

Net prior year development and other: (favorable) / unfavorable	$(112)	$(132)			$(229)	$(151)
Effect on loss & LAE ratio	(15.9)%	(18.6)%	(2.7)	pts	(10.6)%	(7.1)%	3.5	pts

Rate	—%	1%	(1)	pts	1%	1%	—	pts
Retention	87	87	—		87	86	1
New business	$66	$67	(1)%		$192	$206	(7)%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$718	$674	7%		$2,301	$2,241	3%
Net written premiums	684	642	7		2,172	2,118	3

Net earned premiums	719	705	2		2,103	2,086	1
Net investment income	175	82			465	455
Other revenues	7	9			21	27
Total operating revenues	901	796	13		2,589	2,568	1
Insurance claims and policyholders' benefits	449	428			1,366	1,394
Amortization of deferred acquisition costs	118	118			351	352
Other insurance related expenses	151	128			422	385
Other expenses	9	10			25	23
Total claims, benefits and expenses	727	684	(6)		2,164	2,154	—
Operating income (loss) before income tax	174	112			425	414
Income tax (expense) benefit on operating income (loss)	(60)	(37)			(145)	(141)
Net operating income (loss)	$114	$75	52%		$280	$273	3%

Other Performance Metrics
Underwriting gain (loss)	$1	$31	(97)%		$(36)	$(45)	20%

Loss & LAE ratio	62.2%	60.6%	(1.6)	pts	64.6%	66.5%	1.9	pts
Acquisition expense ratio	18.2	17.6	(0.6)		18.0	17.7	(0.3)
Underwriting expense ratio	18.9	17.6	(1.3)		18.7	17.7	(1.0)
Expense ratio	37.1	35.2	(1.9)		36.7	35.4	(1.3)
Dividend ratio	0.5	—	(0.5)		0.4	0.2	(0.2)
Combined ratio	99.8%	95.8%	(4.0)		101.7%	102.1%	0.4
Combined ratio excluding catastrophes and development	98.7%	95.6%	(3.1)	pts	98.5%	97.9%	(0.6)	pts

Net accident year catastrophe losses incurred	$12	$10			$95	$83
Effect on loss & LAE ratio	1.6%	1.4%	(0.2)	pts	4.6%	4.0%	(0.6)	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$(11)			$(32)	$(1)
Effect on loss & LAE ratio	(0.5)%	(1.2)%	(0.7)	pts	(1.4)%	0.2%	1.6	pts

Rate	—%	1%	(1)	pts	—%	2%	(2)	pts
Retention	83	76	7		84	77	7
New business	$135	$135	—%		$418	$422	(1)%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$213	$196	9%		$704	$717	(2)%
Net written premiums	207	180	15		637	641	(1)

Net earned premiums	210	203	3		605	601	1
Net investment income	13	13			38	40
Other revenues	—	1			1	—
Total operating revenues	223	217	3		644	641	—
Insurance claims and policyholders' benefits	117	106			395	336
Amortization of deferred acquisition costs	45	45			132	125
Other insurance related expenses	33	33			98	101
Other expenses	1	9			17	9
Total claims, benefits and expenses	196	193	(2)		642	571	(12)
Operating income (loss) before income tax	27	24			2	70
Income tax (expense) benefit on operating income (loss)	(7)	(15)			(3)	(30)
Net operating income (loss)	$20	$9	122%		$(1)	$40	(103)%

Other Performance Metrics
Underwriting gain (loss)	$15	$19	(21)%		$(20)	$39	(151)%

Loss & LAE ratio	55.4%	52.4%	(3.0)	pts	65.2%	55.9%	(9.3)	pts
Acquisition expense ratio	22.5	22.8	0.3		21.8	22.0	0.2
Underwriting expense ratio	15.3	15.2	(0.1)		16.4	15.6	(0.8)
Expense ratio	37.8	38.0	0.2		38.2	37.6	(0.6)
Dividend ratio	—	—	—		—	—	—
Combined ratio	93.2%	90.4%	(2.8)		103.4%	93.5%	(9.9)
Combined ratio excluding catastrophes and development	99.7%	106.0%	6.3	pts	104.7%	98.7%	(6.0)	pts

Net accident year catastrophe losses incurred	$3	$1			$28	$5
Effect on loss & LAE ratio	1.5%	0.3%	(1.2)	pts	4.7%	0.8%	(3.9)	pts

Net prior year development and other: (favorable) / unfavorable	$(17)	$(32)			$(36)	$(30)
Effect on loss & LAE ratio	(8.0)%	(15.9)%	(7.9)	pts	(6.0)%	(6.0)%	—	pts

Rate	(1)%	(1)%	—	pts	(1)%	(1)%	—	pts
Retention	70	75	(5)		76	77	(1)
New business (1)	$67	$23	191%		$189	$83	128%
(1) Beginning in 2016, new business includes Hardy. New business for Hardy was $40 million and $107 million for three and nine months ended September 30, 2016.

Life & Group Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2016	2015	Change	2016	2015	Change
Net earned premiums	$134	$137	(2)%	$401	$412	(3)%
Net investment income	192	182		567	540
Other revenues	(4)	(1)		(1)	8
Total operating revenues	322	318	1	967	960	1
Insurance claims and policyholders' benefits	313	361		976	1,045
Amortization of deferred acquisition costs	—	6		—	19
Other insurance related expenses	37	35		101	104
Other expenses	2	1		7	10
Total claims, benefits and expenses	352	403	13	1,084	1,178	8
Operating income (loss) before income tax	(30)	(85)		(117)	(218)
Income tax (expense) benefit on operating income (loss)	36	55		117	147
Net operating income (loss)	$6	$(30)	120%	$—	$(71)	N/M	%

Corporate & Other Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2016	2015	Change	2016	2015	Change
Net earned premiums	$—	$—		$(1)	$(1)
Net investment income	4	1		11	12
Other revenues	—	2		3	6
Total operating revenues	4	3	33%	13	17	(24)%
Insurance claims and policyholders' benefits	(11)	(3)		109	78
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	(3)	—		(4)	(2)
Other expenses	57	45		158	137
Total claims, benefits and expenses	43	42	(2)	263	213	(23)
Operating income (loss) before income tax	(39)	(39)		(250)	(196)
Income tax (expense) benefit on operating income (loss)	15	16		88	70
Net operating income (loss)	$(24)	$(23)	(4)%	$(162)	$(126)	(29)%

Investment Summary - Consolidated

	September 30, 2016		June 30, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,818	$1,831	$19,214	$1,591	$17,760	$677
States, municipalities and political subdivisions:
Tax-exempt	10,523	1,425	10,774	1,578	10,114	1,076
Taxable	2,978	510	2,999	534	3,060	369
Total states, municipalities and political subdivisions	13,501	1,935	13,773	2,112	13,174	1,445
Asset-backed:
RMBS	5,365	191	5,189	195	5,072	137
CMBS	2,144	80	2,163	83	2,197	43
Other ABS	959	11	931	3	921	(2)
Total asset-backed	8,468	282	8,283	281	8,190	178
U.S. Treasury and obligations of government-sponsored enterprises	76	8	92	11	67	5
Foreign government	438	23	460	22	346	12
Redeemable preferred stock	20	2	35	2	35	2
Total fixed maturity securities	42,321	4,081	41,857	4,019	39,572	2,319
Equities	116	8	123	6	197	6
Limited partnership investments	2,456	—	2,542	—	2,548	—
Other invested assets	35	—	33	—	44	—
Mortgage loans	629	—	610	—	678	—
Short term investments	1,423	—	1,384	1	1,660	—
Total investments	$46,980	$4,089	$46,549	$4,026	$44,699	$2,325

Net receivable/(payable) on investment activity	$(98)		$(114)		$82

Effective portfolio duration (in years)	5.8		5.9		6.2
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	September 30, 2016		June 30, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,701	$731	$13,500	$619	$12,594	$96
States, municipalities and political subdivisions:
Tax-exempt	2,543	170	2,554	189	2,441	133
Taxable	1,282	152	1,342	172	1,579	132
Total states, municipalities and political subdivisions	3,825	322	3,896	361	4,020	265
Asset-backed:
RMBS	5,075	183	4,882	184	4,828	131
CMBS	1,990	72	2,003	75	2,038	37
Other ABS	859	9	832	4	837	(1)
Total asset-backed	7,924	264	7,717	263	7,703	167
U.S. Treasury and obligations of government-sponsored enterprises	51	4	67	7	42	—
Foreign government	438	23	460	22	346	12
Redeemable preferred stock	6	1	13	1	13	1
Total fixed maturity securities	25,945	1,345	25,653	1,273	24,718	541
Equities	60	5	64	3	87	1
Limited partnership investments	2,456	—	2,542	—	2,548	—
Other invested assets	35	—	33	—	44	—
Mortgage loans	557	—	553	—	622	—
Short term investments	1,344	—	1,299	1	1,513	—
Total investments	$30,397	$1,350	$30,144	$1,277	$29,532	$542

Net receivable/(payable) on investment activity	$(50)		$(113)		$204

Effective portfolio duration (in years)	4.1		4.1		4.3
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	September 30, 2016		June 30, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$6,117	$1,100	$5,714	$972	$5,166	$581
States, municipalities and political subdivisions:
Tax-exempt	7,980	1,255	8,220	1,389	7,673	943
Taxable	1,696	358	1,657	362	1,481	237
Total states, municipalities and political subdivisions	9,676	1,613	9,877	1,751	9,154	1,180
Asset-backed:
RMBS	290	8	307	11	244	6
CMBS	154	8	160	8	159	6
Other ABS	100	2	99	(1)	84	(1)
Total asset-backed	544	18	566	18	487	11
U.S. Treasury and obligations of government-sponsored enterprises	25	4	25	4	25	5
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	14	1	22	1	22	1
Total fixed maturity securities	16,376	2,736	16,204	2,746	14,854	1,778
Equities	56	3	59	3	110	5
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	72	—	57	—	56	—
Short term investments	79	—	85	—	147	—
Total investments	$16,583	$2,739	$16,405	$2,749	$15,167	$1,783

Net receivable/(payable) on investment activity	$(48)		$(1)		$(122)

Effective portfolio duration (in years)	8.6		8.7		9.6
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2016	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$78	$4	$701	$76	$4,736	$584	$12,061	$1,064	$2,242	$103	$19,818	$1,831
States, municipalities and political subdivisions:
Tax-exempt	—	—	857	113	5,501	749	3,964	522	130	13	71	28	10,523	1,425
Taxable	—	—	321	39	1,949	320	687	150	21	1	—	—	2,978	510
Total states, municipalities and political subdivisions	—	—	1,178	152	7,450	1,069	4,651	672	151	14	71	28	13,501	1,935
Asset-backed:
RMBS	4,290	158	92	—	47	—	94	(1)	61	—	781	34	5,365	191
CMBS	56	—	418	18	484	26	326	20	590	13	270	3	2,144	80
Other ABS	—	—	44	—	29	—	455	6	431	5	—	—	959	11
Total asset-backed	4,346	158	554	18	560	26	875	25	1,082	18	1,051	37	8,468	282
U.S. Treasury and obligations of government-sponsored enterprises	76	8	—	—	—	—	—	—	—	—	—	—	76	8
Foreign government	—	—	83	6	304	15	30	2	21	—	—	—	438	23
Redeemable preferred stock	—	—	—	—	—	—	—	—	11	2	9	—	20	2
Total fixed maturity securities	$4,422	$166	$1,893	$180	$9,015	$1,186	$10,292	$1,283	$13,326	$1,098	$3,373	$168	$42,321	$4,081

Percentage of total fixed maturity securities	10%		4%		21%		24%		33%		8%		100%

Components of Net Investment Income

	Consolidated
Periods ended September 30	Three Months		Nine Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$354	$346	$1,048	$1,040
Tax-exempt fixed maturities	103	103	304	304
Total fixed maturity securities	457	449	1,352	1,344
Limited partnership investments	65	(93)	97	69
Other, net of investment expense	2	(2)	12	(1)
Net investment income	$524	$354	$1,461	$1,412

Fixed maturity securities, after tax	$326	$326	$973	$968
Net investment income, after tax	371	265	1,048	1,015

Effective income yield for the fixed maturity securities portfolio, pretax	4.8%	4.8%	4.8%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax	3.4	3.5	3.4	3.5

	Property & Casualty and Corporate & Other Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$242	$242	$722	$733
Tax-exempt fixed maturities	21	23	58	66
Total fixed maturity securities	263	265	780	799
Limited partnership investments	65	(93)	97	69
Other, net of investment expense	4	—	17	4
Net investment income	$332	$172	$894	$872

Fixed maturity securities, after tax	$177	$180	$529	$542
Net investment income, after tax	223	119	605	590

Effective income yield for the fixed maturity securities portfolio, pretax	4.3%	4.3%	4.3%	4.3%
Effective income yield for the fixed maturity securities portfolio, after tax	2.9	2.9	2.9	2.9

	Life & Group Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$112	$104	$326	$307
Tax-exempt fixed maturities	82	80	246	238
Total fixed maturity securities	194	184	572	545
Limited partnership investments	—	—	—	—
Other, net of investment expense	(2)	(2)	(5)	(5)
Net investment income	$192	$182	$567	$540

Fixed maturity securities, after tax	$149	$146	$444	$426
Net investment income, after tax	148	146	443	425

Effective income yield for the fixed maturity securities portfolio, pretax	5.7%	5.8%	5.7%	5.8%
Effective income yield for the fixed maturity securities portfolio, after tax	4.4	4.6	4.4	4.5

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2016 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,414	$8,973	$1,409	$16,796	$3,382	$2,797	$22,975
Ceded	848	569	123	1,540	278	2,553	4,371
Net	5,566	8,404	1,286	15,256	3,104	244	18,604

Net incurred claim & claim adjustment expenses	330	446	117	893	229	1	1,123
Net claim & claim adjustment expense payments	(416)	(573)	(107)	(1,096)	(200)	(8)	(1,304)
Foreign currency translation adjustment and other	—	2	(11)	(9)	3	(1)	(7)

Claim & claim adjustment expense reserves, end of period
Net	5,480	8,279	1,285	15,044	3,136	236	18,416
Ceded	798	600	123	1,521	271	2,464	4,256
Gross	$6,278	$8,879	$1,408	$16,565	$3,407	$2,700	$22,672

Nine months ended September 30, 2016 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,269	$9,183	$1,347	$16,799	$3,220	$2,644	$22,663
Ceded	701	607	128	1,436	290	2,361	4,087
Net	5,568	8,576	1,219	15,363	2,930	283	18,576

Net incurred claim & claim adjustment expenses	1,097	1,357	395	2,849	749	3	3,601
Net claim & claim adjustment expense payments	(1,186)	(1,656)	(323)	(3,165)	(585)	(50)	(3,800)
Foreign currency translation adjustment and other	1	2	(6)	(3)	42	—	39

Claim & claim adjustment expense reserves, end of period
Net	5,480	8,279	1,285	15,044	3,136	236	18,416
Ceded	798	600	123	1,521	271	2,464	4,256
Gross	$6,278	$8,879	$1,408	$16,565	$3,407	$2,700	$22,672

Life & Group Non-Core Policyholder Reserves

September 30, 2016
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,409	$8,562	$10,971
Structured settlement annuities	568	—	568
Other	17	—	17
Total	2,994	8,562	11,556
Shadow adjustments	142	2,445	2,587
Ceded reserves	271	212	483
Total gross reserves	$3,407	$11,219	$14,626

December 31, 2015
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,229	$8,335	$10,564
Structured settlement annuities	581	—	581
Other	21	—	21
Total	2,831	8,335	11,166
Shadow adjustments	99	1,610	1,709
Ceded reserves	290	207	497
Total gross reserves	$3,220	$10,152	$13,372

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2015 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes rate, retention and new business in evaluating operating trends. Rate represents the average change in price on policies that renew excluding exposure change. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP.  Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Net operating income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. Based on such analyses, the Company may recognize an other-than-temporary impairment (OTTI) loss on an investment security in accordance with its policy, or sell a security, which may produce realized gains and losses.

•
Net operating income (loss) is calculated by excluding from net income (loss) the after-tax effects of 1) net realized investment gains or losses, 2) income or loss from discontinued operations and 3) any cumulative effects of changes in accounting guidance. The calculation of net operating income excludes net realized investment gains or losses because net realized investment gains or losses are largely discretionary, except for some losses related to OTTI, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors net operating income (loss) for each business segment to assess segment performance. Presentation of consolidated net operating income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in marketable securities in the public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful